UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): May 31, 2022

Enviva Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-37363	46-4097730
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

7272 Wisconsin Ave. Suite 1800 Bethesda, MD	20814
(Address of principal executive offices)	(Zip code)

(301) 657-5560

Registrant’s telephone number, including area code:

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Common Stock	EVA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 31, 2022, the Board of Directors (the “Board”) of Enviva Inc. (the “Company”) unanimously approved the recommendation of Chief Executive Officer and Chairman of the Board John K. Keppler to appoint Thomas Meth to serve as President of the Company, effective immediately.

Mr. Meth co-founded the Company beginning with Intrinergy, the predecessor to our former sponsor, in 2004, where he served as Executive Vice President, Sales and Marketing continuously through the transition of Intrinergy to Enviva and with the general partner of Enviva Partners, LP beginning in November 2013. He subsequently served as Executive Vice President and Chief Commercial Officer of the Company until his appointment as President. In such roles, Mr. Meth has been responsible for our commercial customer relations as well as our market development, customer fulfillment, and shipping initiatives. As President, he is also responsible for Enviva’s operations and communications functions. Prior to Intrinergy, Mr. Meth was Head of Sales and Marketing in Europe, the Middle East, and Africa for the Colfax Corporation from 2002 to 2004. From 1993 to 2000, Mr. Meth was Director of Sales for Europay Austria, a consumer financial services company. Mr. Meth holds a bachelor of commerce from Vienna University of Economics and Business Administration in Austria as well as an MBA from The Darden Graduate School of Business Administration at The University of Virginia.

There are no arrangements or understandings between Mr. Meth and any other person pursuant to which Mr. Meth was appointed President of the Company, nor are there any relationships between Mr. Meth and the Company that would require disclosure under Item 404(a) of Regulation S-K of the Securities Exchange Act of 1934, as amended.

Mr. Keppler continues to serve as Chief Executive Officer and Chairman of the Board of the Company following his resignation from the office of President simultaneous with Mr. Meth’s appointment thereto on May 31, 2022.

Item 9.01.	Financial Statements and Exhibits.

Exhibits.

EXHIBIT NUMBER	DESCRIPTION
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENVIVA INC.

Date: June 6, 2022	By:	/s/ Jason E. Paral
	Name:	Jason E. Paral
	Title:	Senior Vice President, Deputy General Counsel, and Secretary

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